Execution Version DB1/ 137605851.12 LIMITED CONSENT AND AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT AND LOAN DOCUMENTS This LIMITED CONSENT AND AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT AND LOAN DOCUMENTS (this “Agreement”), dated as of April 25, 2023 (the “Amendment No. 1 Effective Date”) is among NAUTILUS, INC., a Washington corporation (“Nautilus”), NAUTILUS FITNESS CANADA, INC., a corporation organized under the laws of British Columbia (“Nautilus Canada”, and together with Nautilus, each, a “Borrower” and collectively, the “Borrowers”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute, as applicable, the Required Lenders, the Supermajority Lenders, and all of the Lenders directly affected by the applicable consents and amendments to be effected by this Agreement (as applicable, the “Requisite Lenders”)), and CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, “Agent”). The Lenders, Agent, and Borrowers are party to that certain Term Loan Credit Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Credit Agreement”). Agent and Borrowers are party to a Guaranty and Security Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Guaranty and Security Agreement”; the Existing Guaranty and Security Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Guaranty and Security Agreement”), which is the “Guaranty and Security Agreement” under, and as defined in, the Credit Agreement. Agent and Nautilus Canada are party to a Canadian Guaranty and Security Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Canadian Guaranty and Security Agreement”; the Existing Canadian Guaranty and Security Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Canadian Guaranty and Security Agreement”), which is the “Canadian Guaranty and Security Agreement” under, and as defined in, the Credit Agreement. The Borrowers have informed the Agent and Requisite Lenders that they intend to (i) amend that certain Stairmaster license agreement dated December 5, 2009 (the “Stairmaster License Agreement”) and that certain Schwinn License Agreement dated December 5, 2009 (together with the Stairmaster License Agreement, each as amended and in effect immediately prior to the date hereof, collectively, the “Core Nautilus License Agreement”), by and between Nautilus and Core Health and Fitness, LLC (“Core”) on substantially the terms and conditions set forth in the letter of intent dated April 3, 2023 with respect to the Core Nautilus License Agreement and pursuant to amendments to such Core Nautilus License Agreement in form and substance reasonably satisfactory to the Agent (collectively, the “Core Nautilus License Agreement Amendment”) in exchange for cash consideration of not less than the amount of the closing date cash consideration set forth in a proposed funds flow delivered to and approved in writing by the Agent in its discretion (which may be provided by Agent via email) prior to the consummation of the Core Nautilus

2 Licenses Agreement Amendment (such amount, the “Core Cash Consideration”) (which is an upfront payment of all royalty payments due and owing to Nautilus by Core under the Core Nautilus License Agreement), (ii) Dispose of the “Assets” under and as defined in the purchase agreement to be entered into by and between Nautilus and Ideavillage Products Corporation or one of its subsidiaries or affiliates (collectively, “IV”) in substantially the form delivered to the Agent on April 25, 2023 (such assets, the “IV Assets” and such purchase agreement, the “IV Purchase Agreement”) in exchange for cash consideration of not less than the amount of the closing date cash consideration set forth in the proposed funds flow delivered to and approved in writing by the Agent in its discretion (which may be provided by Agent via email) on or prior to the date of this Amendment (the “Initial Proposed Funds Flow”, and as may be updated from time to time by Nautilus with the prior written consent of the Agent (in its sole discretion), the “Proposed Funds Flow”) in respect of the consummation of the IV Purchase Agreement (such amount, the “IV Cash Consideration”), and (iii) Dispose of 178,534 shares of Ordinary A-1 Shares of Vi Labs Ltd., an Israeli limited company held by Nautilus (such assets, the “Vi Assets”) pursuant to the terms of a purchase agreement to be entered into, by and between Nautilus and Savano Capital Partners III, L.P., a Delaware limited partnership (“SCP”) in substantially the form delivered to the Agent on April 25, 2023 (the “Vi Purchase Agreement”) in exchange for cash consideration of not less than the amount of the closing date cash consideration set forth in the Proposed Funds Flow in respect of the consummation of the Vi Purchase Agreement (such amount, the “Vi Cash Consideration”). In connection with the Core Nautilus License Agreement Amendment, the IV Purchase Agreement, and the Vi Purchase Agreement, the Borrowers have requested that the Agent and the Lenders (a) grant certain consents with respect to the Credit Agreement and (b) consent to certain amendments to the Credit Agreement, the Guaranty and Security Agreement and the Canadian Guaranty and Security Agreement to give effect to the transactions contemplated by the Core Nautilus License Agreement Amendment (the “Core Transaction”), the transactions contemplated by the IV Purchase Agreement (the “IV Transaction”), and the transactions contemplated by the Vi Purchase Agreement (the “Vi Transaction”, and together with the IV Transaction, collectively, the “Specified Transactions”). The parties therefore agree as follows: 1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement. 2. Limited Consent. Notwithstanding anything contained in the Credit Agreement, the Lenders hereby consent to the consummation of the Core Transaction and the Specified Transactions so long as: (a) No Default or Event of Default has occurred and is continuing immediately prior to giving effect to any Specified Transaction or the Core Transaction or after giving effect to any Specified Transaction or the Core Transaction; (b) Notwithstanding anything to the contrary contained in the Credit Agreement and/or any other Loan Document, promptly upon consummation of the Core Transaction but in any event no later than June 16, 2023 (or such later date as the Agent may agree to in its sole discretion), all of the Net Cash Proceeds of the Core Cash Consideration received by the Borrowers from Core is used to prepay the principal amount of the Term Loan with the corresponding Early Termination Premium in accordance with Section 2.4(f) of the Credit Agreement;

3 (c) Promptly upon consummation of the IV Transaction but in any event no later than May 11, 2023 (or such later date as the Agent may agree to in its sole discretion), all of the Net Cash Proceeds of the IV Cash Consideration received by the Borrowers from IV is used to prepay the principal amount of the Term Loan with the corresponding Early Termination Premium in accordance with Section 2.4(f) of the Credit Agreement; (d) Promptly upon consummation of the Vi Transaction but in any event no later than May 11, 2023 (or such later date as the Agent may agree to in its sole discretion), all of the Net Cash Proceeds of the Vi Cash Consideration received by the Borrowers from SCP is used to prepay the principal amount of the Term Loan with the corresponding Early Termination Premium in accordance with Section 2.4(f) of the Credit Agreement; (e) On or prior to May 11, 2023 (or such later date as the Agent may agree to in its sole discretion) solely to the extent the IV Transaction is consummated, the IV Purchase Agreement is duly executed by the parties thereto and delivered to the Agent, together with a certificate of Nautilus certifying that the IV Purchase Agreement is a true, correct and complete copy, and the transactions contemplated thereby have been consummated; (f) On or prior to May 11, 2023 (or such later date as the Agent may agree to in its sole discretion) solely to the extent the Vi Transaction is consummated, the Vi Purchase Agreement is duly executed by the parties thereto and delivered to the Agent, together with a certificate of Nautilus certifying that the Vi Purchase Agreement is a true, correct and complete copy, and the transactions contemplated thereby have been consummated; (g) On or prior to June 16, 2023 (or such later date as the Agent may agree to in its sole discretion) solely to the extent the Core Transaction is consummated, the Core Nautilus License Agreement Amendment is duly executed by the parties thereto and delivered to the Agent, together with a certificate of Nautilus certifying that such amendments are true, correct and complete copies, and the transactions contemplated thereby have been consummated; and (h) On or prior to the effective date of each Specified Transaction and the Core Transaction (or such later date as the Agent may agree to in its sole discretion), the Agent shall have received an updated ABL Borrowing Base Certificate and Term Loan Borrowing Base Certificate (collectively, the “Pro Forma Borrowing Base Certificates”) giving pro forma effect to each such Specified Transaction and the Core Transaction, in each case, in form and substance satisfactory to the Agent. The foregoing consent shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a consent to any breach, Default or Event of Default, other than as specifically set forth herein nor as a consent to any breach, Default or Event of Default of which the Agent and/or the Lenders have not been informed by the Loan Parties, (ii) affect the right of the Agent and/or the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically set forth herein, (iii) be deemed consent to any transaction or future action on the part of the Loan Parties requiring the Agent’s and/or the Lenders’ consent or approval under the Loan Documents, or (iv) except as specifically set forth herein, be deemed or construed to be a consent or release of, or a limitation upon, the Agent’s and/or the Lenders’ exercise of any rights or remedies under the Credit

4 Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved. 3. Amendments to Existing Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree: (a) The following definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order: “Amendment No. 1” means Limited Consent and Amendment No. 1 to Credit Agreement and Loan Documents, dated as of the Amendment No. 1 Effective Date, by and among the Borrowers, the Lenders party thereto and the Agent. “Amendment No. 1 Effective Date” means April 25, 2023. “Applicable ABL Availability Amount” means (a) prior to the consummation of any Specified Transaction, $10,000,000; (b) on and after the consummation of any of the IV Transaction or the Vi Transaction, $9,000,000; and (c) on and after the consummation of both the IV Transaction and the Vi Transaction, $7,000,000. “Core Nautilus License Agreement” has the meaning assigned to such term in Amendment No. 1. “Core Nautilus License Agreement Amendment” has the meaning assigned to such term in Amendment No. 1. “Core Transaction” has the meaning assigned to such term in Amendment No. 1. “IV” has the meaning assigned to such term in Amendment No. 1. “IV Purchase Agreement” has the meaning assigned to such term in Amendment No. 1. “IV Transaction” has the meaning assigned to such term in Amendment No. 1. “Specified Transactions” has the meaning assigned to such term in Amendment No. 1. “Vi Purchase Agreement” has the meaning assigned to such term in Amendment No. 1. “Vi Transaction” has the meaning assigned to such term in Amendment No. 1. (b) The definition of “Covenant Testing Period” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “Covenant Testing Period” means a period (a) commencing on the last day of the fiscal month of Borrowers most recently ended prior to a Springing Trigger Event for which Borrowers are required to deliver to Agent monthly, quarterly, or annual financial

5 statements pursuant to Schedule 5.1 to this Agreement, and (b) continuing through and including the first day after such Springing Trigger Event that ABL Availability has equaled or exceeded the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) the Applicable ABL Availability Amount for 30 consecutive days. (c) The definition of “Domestic Borrowing Base” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to add the following language at the end thereof: “For the avoidance of doubt, (x) solely after the consummation of the IV Transaction, (1) any IP that is the subject of a Disposition pursuant to the IV Transaction shall be deemed not to be Eligible IP, and (2) any Inventory subject to IP disposed of in connection with the IV Transaction shall be deemed ineligible from and after the date that the IV Transaction is consummated notwithstanding anything to the contrary set forth herein or any other Loan Document, and (y) solely from and after the date of the consummation of the Core Transaction, (1) any IP subject to the Core Nautilus License Agreement (as amended by the Core Nautilus License Agreement Amendment) shall be deemed not to be Eligible IP, and (2) any Inventory subject to IP licensed pursuant to the Core Nautilus License Agreement (as amended by the Core Nautilus License Agreement Amendment) shall be deemed not to be Eligible Inventory.” (d) The definition of “Increased Reporting Event” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “Increased Reporting Event” means if at any time ABL Availability is less than the greater of (a) 15.0% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (b) $12,500,000. (e) Clause (p) of the definition of “Permitted Dispositions” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “(p) subject to the terms and conditions of Amendment No. 1, the IV Transaction, the Vi Transaction, and the acceleration of the royalty stream revenues pursuant to the terms of the Core Nautilus License Agreement (as amended by the Core Nautilus License Agreement Amendment);” (f) The definition of “Springing Trigger Event” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “Springing Trigger Event” means if at any time ABL Availability is less than the greater of (i) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (ii) the Applicable ABL Availability Amount. (g) Clause (ii) of Section 6.6(b) of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “(ii) subject to the limited consent provided in Amendment No. 1, any Material Contract (other than the Pacific Direct License Agreement) except to the extent that such

6 amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders,” (h) Section 7.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “7.1 Minimum Excess ABL Availability. Prior to the FCCR Financial Covenant Trigger Date, the Borrowers and their Subsidiaries shall at all times maintain ABL Availability of not less than the greater of (a) the Applicable ABL Availability Amount and (b) 12.5% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve).” 4. Amendments to Certain Loan Documents (a) Amendments to Existing Guaranty and Security Agreement. Effective as of the Amendment No. 1 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree that the definitions of “Cash Dominion Event” and “Cash Dominion Period” appearing in Section 1(a) of the Existing Guaranty and Security Agreement are hereby amended and restated in their entirety to read as follows: “Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) ABL Availability is less than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (y) $12,500,000 for any time. “Cash Dominion Period” means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) ABL Availability is greater than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (y) $12,500,000 for 30 consecutive days. (b) Amendments to Existing Canadian Guaranty and Security Agreement. Effective as of the Amendment No. 1 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, Agent and Nautilus Canada agree that the definitions of “Cash Dominion Event” and “Cash Dominion Period” appearing in Section 1(a) of the Existing Guaranty and Security Agreement are hereby amended and restated in their entirety to read as follows: “Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) ABL Availability is less than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (y) US$12,500,000 for any time. “Cash Dominion Period” means the period commencing after the occurrence of a Cash Dominion Event and continuing until the date when (A) no Event of Default shall exist and be continuing, and (B) ABL Availability is greater than the greater

7 of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (y) US$12,500,000 for 30 consecutive days. 5. Specified Transaction Fee. On the date that the first Specified Transaction is consummated, the Borrowers shall pay to Agent, for its sole and separate account and not for the account of any Lender, a fee in an amount equal to 25 basis points multiplied by the total outstanding principal balance of the Term Loan as of such date after giving pro forma effect to any prepayment of the Term Loan in connection with such Specified Transaction and any other Specified Transactions consummated on such date (such fee, the “Specified Transaction Fee”). The Specified Transaction Fee is due and payable in full on the date that the first Specified Transaction is consummated, will be deemed fully earned on the date when due, and will be non-refundable when paid. For the avoidance of doubt, no other fee under this Agreement shall be due and payable to the Agent or any Lender in connection with any Specified Transaction consummated after the first Specified Transaction or the Core Transaction. 6. Covenant. The Loan Parties hereby acknowledge and agree that any Inventory subject to IP disposed of in connection with the IV Transaction shall not be included in the ABL Borrowing Base notwithstanding anything to the contrary set forth herein or any other Loan Document or any ABL Loan Document. 7. Representations. To induce Agent and the Lenders to enter into this Agreement, Borrowers hereby represent to Agent and the Lenders as follows: (a) that each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated thereby; (b) as to each Loan Party, that the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party, as amended by this Agreement, do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract or any other material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract or any other material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts or other material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect;

8 (c) that each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (d) that the representations and warranties of each Borrower and, to the extent applicable, each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents, as amended by this Agreement, are true and correct in all material respects (except that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties continue to be true and correct as of such earlier date); and (e) that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing. 8. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions: (a) that Agent has received the following: (i) this Agreement executed by Agent, the Lenders, and Borrowers and a Consent of ABL Agent in the form attached to this Agreement executed by ABL Agent; and (ii) an amendment to the ABL Credit Agreement executed by ABL Agent, the ABL Lenders and Nautilus and a Consent of Agent in the form attached to such amendment executed by Agent; (b) unless waived by Agent, Borrowers have paid to Agent all reasonable fees, charges, and disbursements of counsel to Agent to the extent invoiced prior to or on the date of this Agreement, plus such additional amounts of such reasonable fees, charges, and disbursements as constitute its reasonable estimate of such reasonable fees, charges, and disbursements incurred or to be incurred by it through the closing of this Agreement (provided, that such estimate will not thereafter preclude a final settling of accounts between Borrowers and Agent); and (c) that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel. 9. Release of Liens. (a) Upon consummation of the IV Transaction in accordance with the consents set forth in Section 2 hereof and the receipt by the Agent of the Net Cash Proceeds paid by IV to Borrowers as consideration for such transaction, (i) Agent’s security interest in and Lien upon the IV Assets shall be automatically released without further action by any party (collectively, the “IV Assets Release”), (ii)

9 Borrowers, IV or their respective designee(s) shall be authorized to file of record, at Borrowers’ sole cost and expense, a partial release of Agent’s intellectual property security agreement, in the form attached hereto as Exhibit A-1, releasing solely and exclusively the intellectual property of the Borrowers constituting IV Assets from the Collateral and (iii) Agent shall deliver to the Borrowers a UCC-3 amendment of Agent’s UCC-1 Financing Statement, in substantially the form attached hereto as Exhibit A- 2, releasing solely and exclusively the IV Assets indicated therein from the applicable Collateral, and Borrowers, IV or their respective designee(s) shall be authorized to file of record, at Borrowers’ sole cost and expense, such UCC-3 amendment. (b) Upon consummation of the Vi Transaction in accordance with the consents set forth in Section 2 hereof and the receipt by the Agent of the Net Cash Proceeds paid by Vi to Borrowers as consideration for such transaction, (i) Agent’s security interest in and Lien upon the Vi Assets shall be automatically released without further action by any party (the “Vi Assets Release”) and (ii) Borrowers, Vi or their respective designee(s) shall be authorized to file of record, in each case, at Borrowers’ sole cost and expense, a UCC-3 amendment of Agent’s UCC-1 Financing Statement, in the form attached hereto as Exhibit B, releasing solely and exclusively the Vi Assets indicated therein from the applicable Collateral. (c) Promptly upon written request of Borrowers, Agent agrees to deliver to Borrowers, IV, Vi, or its or their designee(s), at Borrowers’ sole cost and expense, such other similar instruments and documents necessary and reasonably requested by Borrowers in writing evidencing the IV Assets Release and/or the Vi Assets Release, as applicable, which such similar instruments and documents shall be in form and substance reasonably acceptable to the Agent. 10. Release of Agent and Lenders by Loan Parties. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any other Loan Document, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any other Loan Document, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. 11. Miscellaneous. (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401))

10 (b) This Agreement binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender. (c) Except as specifically set forth herein, all other terms and provisions of the Credit Agreement, the Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement and the other Loan Documents, shall continue in full force and effect and are hereby ratified and confirmed, and the Obligations are and continue to be secured by the Collateral, as modified hereby. Each Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement, the Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement and the other Loan Documents, as amended by this Agreement. (d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement. Each reference in the Guaranty and Security Agreement and in the Canadian Guaranty and Security Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Guaranty and Security Agreement and to the Canadian Guaranty and Security Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Guaranty and Security Agreement and the Canadian Guaranty and Security Agreement, each as amended by this Agreement. (e) This Agreement is a Loan Document. Borrowers acknowledge that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses. (f) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by electronic mail or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by electronic mail or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. 12. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Documents or instruments securing the same, which shall remain in full force and effect, except as modified hereby. [Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

CRYSTAL FINANCIAL LLC D IB/ A SLR CREDIT SOLUTIONS, as Agent Name: Michael Stavrakos Title: Director Signature page to Limited Consent and Amendment No. I to Term Loan Credit Agreement and Loan Documents (Nautilus)

CRYSTAL FINANCIAL SPV LLC, as a Lender Name: Michael Stavrakos Title: Director Signature page to Limited Consent and Amendment No. I to Term Loan Credit Agreement and Loan Documents (Nautilus)

DB1/ 137605851.12 EXHIBIT A-1 IV Assets IPSA Amendment (See attached.)

PARTIAL RELEASE OF SECURITY INTEREST IN TRADEMARKS This PARTIAL RELEASE OF SECURITY INTEREST IN TRADEMARKS (this “Partial Release”) is granted as of April 25, 2023 by CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, as administrative agent (the “Grantee” or the “Agent”), in favor of NAUTILUS, INC., a Washington corporation (the “Grantor”); WHEREAS, the Grantor, among others, has executed and delivered: (i) that certain Guaranty and Security Agreement, dated as of November 30, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement), in favor of the Agent and (ii) that certain Trademark Security Agreement, dated as of November 30, 2022 (the “Trademark Security Agreement” and, together with the Security Agreement, collectively, the “Agreements”), which was recorded with the United States Patent and Trademark Office (the “PTO”) on November 30, 2022, at Reel 7915 and Frame 0928; and WHEREAS, the Grantor has requested that the Grantee release and terminate the security interest granted by the Grantor to the Grantee pursuant to the Agreements, but solely with respect to the trademarks listed on Schedule A attached hereto (each a “Specified Mark” and, collectively, the “Specified Marks”), together with (a) all applications and registrations with respect to the Specified Marks, (b) all goodwill of the businesses connected with the use of, and symbolized by, each Specified Mark and (c) all products and proceeds (as defined in the Code) of the foregoing, including any claim against third parties for past, present or future (i) infringement or dilution of any Specified Mark, including the right to receive any damages or (ii) injury to the goodwill associated with any Specified Mark (the Specified Marks, together with clauses (a) through (c) above, collectively, the “Released Collateral”). NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantee does hereby (i) terminate, release and discharge, without any representation or warranty, any and all liens and security interests it may have in, to and under the Released Collateral and (ii) terminate the Agreements solely with respect to the Released Collateral. Any right, title or interest of the Grantee in the Released Collateral shall hereby terminate, cease and become void. The Grantee hereby assigns, transfers and conveys any and all right, title and interest of the Grantee in the Released Collateral to the Grantor. The Grantee hereby authorizes and requests that the PTO, the Canadian Intellectual Property Office and any other applicable government authority note and record this Partial Release. Except for the release of the Specified Marks specifically identified on Schedule A attached hereto and the other Released Collateral, all terms and provisions of the Agreements shall remain in full force and effect. Nothing contained herein shall in any way impair the validity or enforceability of any Agreement, as modified hereby, or alter, waive, annul, vary, affect or impair any provisions, conditions or covenants contained therein or any rights, powers, or remedies granted therein. Except as specifically released hereby, any lien and/or security interest granted in any Trademark pursuant to any Agreement shall remain unchanged and in full force and effect and shall continue to secure the payment and performance of all of the Secured Obligations. THIS PARTIAL RELEASE OF SECURITY INTEREST IN TRADEMARKS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [The Remainder of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Partial Release as of the date above first written. CRYSTAL F'INANCIAL LLC DIBIA SLR CREDIT SOLUTIONS By: Name: Michael Title: Director Stavrakos [Signature Page to Partial Release of Security Interest in Trademarks]

4874-1450-8383v.3 SCHEDULE A SPECIFIED MARKS U.S. RELEASED TRADEMARKS Mark with Image Country App. # File Date Reg. # Reg. Date Status GRAVITRON UNITED STATES 73665138 6/8/1987 1473346 1/19/1988 REGISTERED NAUTILUS UNITED STATES 72447164 1/29/1973 991897 8/27/1974 REGISTERED NAUTILUS UNITED STATES 73048718 4/7/1975 1084853 2/7/1978 REGISTERED NAUTILUS UNITED STATES 73555481 8/26/1985 1391673 4/29/1986 REGISTERED NAUTILUS UNITED STATES 75806511 9/24/1999 2970870 7/19/2005 REGISTERED NAUTILUS UNITED STATES 78266563 6/24/2003 3122558 8/1/2006 REGISTERED NAUTILUS UNITED STATES 87005055 4/18/2016 5103964 12/20/2016 REGISTERED NAUTILUS ONE UNITED STATES 77111067 2/20/2007 3432235 5/20/2008 REGISTERED Swirl Design (Cam Logo) UNITED STATES 76610555 9/9/2004 3008430 10/25/2005 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Swirl Design (Cam Logo) UNITED STATES 78838125 3/15/2006 3415999 4/22/2008 REGISTERED FOREIGN RELEASED TRADEMARKS Mark with Image Country App. # File Date Reg. # Reg. Date Status GRAVITRON BRAZIL 817288112 6/25/1993 817288112 6/6/1995 REGISTERED GRAVITRON GERMANY P37207 11/9/1988 1133915 1/30/1989 REGISTERED Miscellaneous Shell Design 6 CHINA 1747968 3/2/2001 1747968 4/14/2002 REGISTERED (Renewed) Miscellaneous Shell Design 6 CHINA 1751833 3/2/2001 1751833 4/7/2002 REGISTERED (Renewed)

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Miscellaneous Shell Design 6 TAIWAN 090010539 3/22/2001 00996532 5/1/2002 REGISTERED (Renewed) Miscellaneous Shell Design 6 TAIWAN 090010549 3/22/2001 00163074 4/16/2002 REGISTERED (Renewed) NAUTILUS ARGENTINA 3328972 5/26/2014 2727947 5/26/2015 REGISTERED NAUTILUS AUSTRALIA 328698 2/13/1979 328698 2/13/1979 REGISTERED NAUTILUS BRAZIL 810753146 2/3/1982 810753146 8/23/1988 REGISTERED NAUTILUS CANADA 474,542 8/25/1981 TMA383,083 4/19/1991 REGISTERED NAUTILUS CANADA 0518,899 3/22/1984 TMA325,920 4/10/1987 REGISTERED NAUTILUS CHILE 838159 9/23/2008 853114 6/18/2009 REGISTERED NAUTILUS CHINA 1766910 3/2/2001 1766910 5/14/2012 REGISTERED (Did not renew – was subject to a cancellation action by an individual named Wang Yanshuo) NAUTILUS CHINA 1941531 3/2/2001 1941531 8/28/2002 REGISTERED (Renewed) NAUTILUS CHINA 1949896 3/2/2001 1949896 11/21/2002 REGISTERED (Renewed) NAUTILUS CHINA 2015466 3/2/2001 2015466 11/28/2002 REGISTERED (Renewed) NAUTILUS COLOMBIA 06204123 3/30/2006 405471 4/14/2010 REGISTERED NAUTILUS COLOMBIA 92304056 6/28/2003 141220 6/28/2003 REGISTERED NAUTILUS COLOMBIA 92304059 11/21/2014 170840 11/21/2014 REGISTERED NAUTILUS DENMARK VA198001408 3/28/1980 VR198004234 11/14/1980 REGISTERED

Mark with Image	Country	App. #	File Date	Reg. #	Reg. Date	Status
NAUTILUS	DENMARK	VA198103082	7/22/1981	VR198402841	8/10/1984	REGISTERED
NAUTILUS	EGYPT	148844	2/6/2002	148844	2/6/2002	REGISTERED
NAUTILUS	EUROPEAN UNION (EUTM & RCD)	001756774	7/3/2000	001756774	2/28/2003	REGISTERED
NAUTILUS	UNITED KINGDOM	001756774	7/3/2000	UK00901756774	2/28/2003	REGISTERED
NAUTILUS	FRANCE	304673	8/22/1991	1688501	8/22/1991	REGISTERED
NAUTILUS	GERMANY	J16926	7/22/1981	1029288	2/12/1982	REGISTERED
NAUTILUS	GERMANY	N19945	10/2/1985	1089597	3/24/1986	REGISTERED
NAUTILUS	UNITED KINGDOM	1158220	7/23/1981	1158220	7/23/1981	REGISTERED
NAUTILUS	GUATEMALA	164736	10/16/2007	164736	7/22/2009	REGISTERED
NAUTILUS	HONG KONG	19820589	7/14/1981	19820589	3/5/1982	REGISTERED
NAUTILUS	HONG KONG	19820590	7/14/1981	19820590	3/5/1982	REGISTERED
NAUTILUS	HONG KONG	200112858AA	1/5/2001	200112858AA	11/13/2001	REGISTERED
NAUTILUS	INDIA	649412	12/21/1994	649412	5/11/2005	REGISTERED
NAUTILUS	INDIA	649408	12/21/1994	649408	12/21/1994	REGISTERED
NAUTILUS	IRELAND	100631	7/20/1981	100631	12/14/1983	REGISTERED
NAUTILUS	ITALY	362021000148508	9/9/1981	362021000148508	8/25/1986	REGISTERED
NAUTILUS	JAPAN	S59078184	7/19/1984	2036329	4/26/1988	REGISTERED
NAUTILUS	MALAYSIA	M91862	8/24/1981	M91862	8/24/1981	REGISTERED
NAUTILUS	MEXICO	230163	4/21/1995	495699	6/28/1995	REGISTERED
NAUTILUS	NEW ZEALAND	137828	7/7/1981	137828	12/20/1990	REGISTERED
NAUTILUS	NEW ZEALAND	137829	7/7/1981	137829	12/21/1990	REGISTERED
NAUTILUS	NEW ZEALAND	137830	7/7/1981	137830	12/21/1990	REGISTERED
NAUTILUS	NEW ZEALAND	137831	7/7/1981	137831	12/21/1990	REGISTERED
NAUTILUS	NORWAY	812000	7/21/1981	129689	8/13/1987	REGISTERED
NAUTILUS	PERU	418246-2010	4/5/2006	141834	11/20/2007	REGISTERED
NAUTILUS	PERU	345322	2/22/2008	145159	11/19/2008	REGISTERED
NAUTILUS	RUSSIA	2008721449	7/7/2008	386823	8/14/2009	REGISTERED
NAUTILUS	SINGAPORE	T8103140B	7/17/1981	T8103140B	2/6/1985	REGISTERED
NAUTILUS	SINGAPORE	T8103141J	7/17/1981	T8103141J	8/24/1983	REGISTERED
NAUTILUS	SINGAPORE	T8103142I	7/17/1981	T8103142I	8/17/1983	REGISTERED
NAUTILUS	SINGAPORE	T8103143G	7/17/1981	T8103143G	8/13/1988	REGISTERED

4874-1450-8383v.3

Mark with Image	Country	App. #	File Date	Reg. #	Reg. Date	Status
NAUTILUS	SOUTH AFRICA	2008/23426	10/3/2008	2008/23426	10/3/2008	REGISTERED
NAUTILUS	SOUTH KOREA	5020040003651	3/23/2004	4000996410000	3/27/2004	REGISTERED
NAUTILUS	SPAIN	982034	8/1/1981	982034	9/6/1982	REGISTERED
NAUTILUS	SWEDEN	1981/03845	7/21/1981	184446	12/17/1982	REGISTERED
NAUTILUS	SWITZERLAND	04073/1981	7/29/1981	2P-318660	10/11/1982	REGISTERED
NAUTILUS	TAIWAN	090010511	3/22/2001	00991845	4/1/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010512	3/22/2001	00994024	4/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010513	3/22/2001	01006821	7/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010515	3/22/2001	00999112	5/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010516	3/22/2001	01002446	6/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010518	3/22/2001	1019657	10/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010519	3/22/2001	00996914	5/1/2002	REGISTERED
NAUTILUS	TAIWAN	090010520	3/22/2001	00991050	3/16/2002	REGISTERED
NAUTILUS	TAIWAN	090010521	3/22/2001	01008715	7/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010522	3/22/2001	00161632	3/16/2002	REGISTERED (Renewed)
NAUTILUS	TAIWAN	090010523	3/22/2001	00163072	4/16/2002	REGISTERED (Renewed)
NAUTILUS	THAILAND	701723	7/11/2008	TM303899	7/11/2008	REGISTERED
NAUTILUS	UNITED ARAB EMR	42937	6/16/2001	34014	10/19/2002	REGISTERED
NAUTILUS	UNITED ARAB EMR	46573	3/10/2002	370660	4/12/2003	REGISTERED
NAUTILUS	BAHRAIN	WO988179	12/3/2008	WO988179	7/8/2010	REGISTERED
NAUTILUS	ICELAND	WO988179	12/3/2008	WO988179	12/3/2008	REGISTERED
NAUTILUS	MOROCCO	WO988179	12/3/2008	WO988179	1/8/2010	REGISTERED
NAUTILUS	MOLDOVA	WO988179	12/3/2008	WO988179	1/8/2010	REGISTERED
NAUTILUS	MONTENEGRO	WO988179	12/3/2008	WO988179	1/8/2010	REGISTERED
NAUTILUS	WIPO	WO988179	12/3/2008	WO988179	12/3/2008	REGISTERED

4874-1450-8383v.3

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS SERBIA WO988179 12/3/2008 WO988179 1/8/2010 REGISTERED NAUTILUS VENEZUELA 2016-021118 12/22/2016 PUBLISHED NAUTILUS (Chinese Characters Stylized) TAIWAN 090010524 3/22/2001 00991846 4/1/2002 REGISTERED (Renewed) NAUTILUS (Chinese Characters Stylized) TAIWAN 090010526 3/22/2001 00994557 4/16/2002 REGISTERED (Renewed) NAUTILUS (Chinese Characters Stylized) TAIWAN 090010528 3/22/2001 01007722 7/16/2002 REGISTERED (Renewed) NAUTILUS (Chinese Characters Stylized) TAIWAN 090010531 3/22/2001 1015771 9/16/2002 REGISTERED (Renewed)

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS (Chinese Characters Stylized) TAIWAN 090010533 3/22/2001 985962 2/16/2002 REGISTERED (Renewed) NAUTILUS (Chinese Characters Stylized) TAIWAN 090010535 3/22/2001 00161633 3/16/2002 REGISTERED (Renewed) NAUTILUS (Chinese Characters Stylized) TAIWAN 090010536 3/22/2001 00163073 4/16/2002 REGISTERED (Renewed)

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS and Katakana Characters JAPAN S30006489 3/11/1955 475764 1/25/1956 REGISTERED NAUTILUS in Chinese Characters CHINA 1747969 3/2/2001 1747969 4/14/2002 REGISTERED (Renewed) NAUTILUS in Chinese Characters CHINA 1751832 3/2/2001 1751832 4/21/2002 REGISTERED (Renewed) NAUTILUS in Chinese Characters CHINA 1941534 3/2/2001 1941534 8/28/2002 REGISTERED (Renewed)

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS in Chinese Characters CHINA 1949893 3/2/2001 1949893 11/21/2002 REGISTERED (Renewed) NAUTILUS in Chinese Characters HONG KONG 200111377AA 1/8/2001 200111377AA 10/4/2001 REGISTERED NAUTILUS in Chinese Characters CHINA 27653563 11/23/2017 27653563 1/28/2019 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS Italicized Thick Design CANADA 0779,554 4/4/1995 TMA539110 1/3/2001 REGISTERED NAUTILUS Italicized Thick Design CANADA 0556,893 2/6/1986 TMA454,482 2/23/1996 REGISTERED NAUTILUS Italicized Thick Design FRANCE 1353894 5/7/1986 1353894 5/7/1986 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS Italicized Thick Design IRELAND 116960 10/9/1985 116960 10/9/1985 REGISTERED NAUTILUS Italicized Thick Design ITALY 362015000047095 10/13/2005 302005901350313 9/9/2008 REGISTERED NAUTILUS Italicized Thick Design JAPAN H09-105944 4/11/1997 4304339 8/13/1999 REGISTERED NAUTILUS Italicized Thick Design JAPAN H11115523 12/17/1999 4436487 12/1/2000 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status NAUTILUS Italicized Thick Design SWITZERLAND 03863/1986 6/16/1986 P-348265 9/9/1986 REGISTERED NAUTILUS ONE NEW ZEALAND 774214 8/20/2007 774214 2/21/2008 REGISTERED NAUTILUS ONE SOUTH AFRICA 200718721 8/20/2007 200718721 8/20/2007 REGISTERED NAUTILUS ONE UNITED ARAB EMR 99060 8/21/2007 94696 5/5/2009 REGISTERED NAUTILUS ONE UNITED KINGDOM WO934771 8/17/2007 UK008WO934771 8/1/2008 REGISTERED NAUTILUS ONE AUSTRALIA WO934771 8/17/2007 WO934771 2/4/2008 REGISTERED NAUTILUS ONE SWITZERLAND WO934771 8/17/2007 WO934771 3/27/2009 REGISTERED NAUTILUS ONE EUROPEAN UNION (EUTM & RCD) WO934771 8/17/2007 WO934771 8/1/2008 REGISTERED NAUTILUS ONE JAPAN WO934771 8/17/2007 WO934771 1/30/2009 REGISTERED NAUTILUS ONE WIPO WO934771 8/17/2007 WO934771 8/17/2007 REGISTERED NAUTILUS ONE RUSSIA WO934771 8/17/2007 WO934771 8/17/2007 REGISTERED Swirl Design (Cam Logo) JAPAN WO846373 3/3/2005 WO846373 2/24/2006 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Swirl Design (Cam Logo) BRAZIL 829753419 6/6/2008 829753419 8/9/2011 REGISTERED Swirl Design (Cam Logo) CANADA 1,249,526 3/4/2005 TMA724,462 9/25/2008 REGISTERED Swirl Design (Cam Logo) HONG KONG 301147220 6/24/2008 301147220 10/17/2008 REGISTERED Swirl Design (Cam Logo) MEXICO 705510 3/4/2005 888613 6/27/2005 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Swirl Design (Cam Logo) TAIWAN 094009623 3/4/2005 01181764 11/16/2005 REGISTERED Swirl Design (Cam Logo) UNITED KINGDOM WO846373 3/3/2005 UK008WO846373 4/4/2006 REGISTERED Swirl Design (Cam Logo) AUSTRALIA WO846373 3/3/2005 WO846373 9/26/2005 REGISTERED Swirl Design (Cam Logo) SWITZERLAND WO846373 3/3/2005 WO846373 11/5/2006 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Swirl Design (Cam Logo) CHINA WO846373 3/3/2005 WO846373 11/5/2006 REGISTERED Swirl Design (Cam Logo) EUROPEAN UNION (EUTM & RCD) WO846373 3/3/2005 WO846373 4/4/2006 REGISTERED Swirl Design (Cam Logo) WIPO WO846373 3/3/2005 WO846373 3/3/2005 REGISTERED Swirl Design (Cam Logo) UNITED ARAB EMR 324673 1/28/2020 324673 5/23/2020 REGISTERED

4874-1450-8383v.3 Mark with Image Country App. # File Date Reg. # Reg. Date Status Swirl Design (Cam Logo) SINGAPORE 40201927098Y 12/13/2019 40201927098Y 6/6/2020 REGISTERED

DB1/ 137605851.12 EXHIBIT A-2 IV Assets UCC-3 Amendment (See attached.)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Katarzyna Gaysunas (617) 341-7729

B. E-MAIL CONTACT AT FILER (optional)
katarzyna.gaysunas@morganlewis.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2022-334-9039-3 11/30/2022

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☒ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

All "Assets" (as such term is defined in that certain Purchase Agreement, dated on or about [Date], the "Purchase Agreement") between Debtor and [Buyer] and, for purposes of Section 6.16 thereof, Ideavillage Products Corp., a New Jersey corporation, which Assets specifically exclude any excluded assets set forth in the Purchase Agreement. A copy of the Purchase Agreement is on file with the Secured Party. This partial release relates only to the portion of the Collateral covered by the original financing statement which is described above, and nothing contained herein shall limit, modify, affect or impair the rights of the Secured Party in the remaining Collateral not released hereby.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Crystal Financial LLC d/b/a SLR Credit Solutions, as Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
WA - Department of Licensing; Debtor: NAUTILUS, INC.

F#931995
A#1274458

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

DB1/ 137605851.12 EXHIBIT B Vi UCC-3 Amendment (See attached.)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Katarzyna Gaysunas (617) 341-7729

B. E-MAIL CONTACT AT FILER (optional)
katarzyna.gaysunas@morganlewis.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2022-334-9039-3 11/30/2022

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to:
☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☒ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☒ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

178,534 shares of Ordinary A-1 Shares of Vi Labs Ltd., an Israeli limited company.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Crystal Financial LLC d/b/a SLR Credit Solutions, as Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
WA - Department of Licensing; Debtor: Nautilus, Inc.

F#931996
A#1274459

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)